Lincoln Life & Annuity

Company of New York

LAW DEPARTMENT

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

350 CHURCH STREET

HARTFORD, CT 06103

JOHN L. REIZIAN

ASSISTANT VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Phone: 860-466-1539

Fax: 860-466-2550

John.Reizian@LFG.com

September 4, 2009

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:          Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B of Lincoln Life & Annuity Company of New York: File No. 811-08470; 033-77496

Commissioners:

Lincoln Life & Annuity Company of New York (“LLANY”), on behalf of its Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B (the “Separate Account”), has sent to policy owners semi-annual reports for the period ended June 30, 2009 provided by the mutual funds in which the Separate Account invests as required by Rule 30e-2 under the Investment Company Act of 1940.

In addition, LLANY understands that such mutual funds have filed or will file their semiannual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at 860-466-1539.

Very truly yours,

Lincoln Life & Annuity Company of New York

By	/S/ John L. Reizian
Assistant Vice President and Associate General Counsel